Exhibit 10.1

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE 1933 ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

NIOCORP DEVELOPMENTS LTD.

CONVERTIBLE NOTE AND WARRANT SUBSCRIPTION AGREEMENT

TO:        NIOCORP DEVELOPMENTS LTD. (the “Issuer”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Issuer: (i) an unsecured convertible note (the “Convertible Note”) in the principal sum of US$1,871,621, which will be convertible into common shares in the capital of the Issuer (each, a “Note Share”) at a price per share equal to 92% of the volume weighted average trading price of the Issuer’s common shares on the Exchange (as defined below) for five (5) consecutive trading days immediately prior to conversion of the Convertible Note pursuant to the terms and conditions set out therein; and (ii) 500,000 common share purchase warrants (the “Warrants”), each entitling the Subscriber to acquire one (1) additional common share in the capital of the Issuer (each, a “Warrant Share”), exercisable for a period of 24 months following Closing (as defined below) at an exercise price equal to 107% of the volume weighted average trading price of the Issuer’s common shares on the Exchange for five (5) consecutive trading days immediately prior to Closing, upon and subject to the terms and conditions, and the covenants, representations and warranties set forth in this Subscription Agreement (as defined below), including the attached “Terms and Conditions of Subscription” (including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached hereto). The Subscriber further agrees, without limitation, that the Issuer may rely upon the Subscriber’s representations, warranties and covenants contained in this Subscription Agreement.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below.

Beneficial Owner of Subscriber

The Subscriber represents and warrants that it has ☐ / does not have ☐ (check one) a Beneficial Owner (as defined in the Terms and Conditions of Subscription) and, if it has a Beneficial Owner, the name and address of the Beneficial Owner is as follows:

Name of Beneficial Owner

Address of Beneficial Owner

Subscriber’s Information and Signature

Nordmin Engineering Ltd.

Name of Subscriber – please print

/s/ Chris Dougherty

Signature (of authorized signatory)

Chairman

Official Capacity or Title (of authorized signatory)

Chris Dougherty

Please print name of individual whose signature appears above.

160 Logan Ave

Subscriber’s Address

Thunder Bay, ON P7A 6R1

Subscriber’s Telephone Number

Registration Instructions (if different from the Subscriber’s name and address given under Subscriber’s Information):

Name

Account reference, if applicable

Address (including postal code)

Telephone Number and Contact Name

Delivery Instructions (if different from the Subscriber’s name and address given under Subscriber’s Information):

 Name

Account reference, if applicable

Address (including postal code)

Telephone Number and Contact Name

Present Ownership of Securities

The Subscriber either [check appropriate box]:

does not currently own directly or indirectly, or exercises control or direction over, any common shares in the capital of the Issuer or securities convertible into common shares in the capital of the Issuer; or

owns directly or indirectly, or exercises control or direction over, __________ common shares in the capital of the Issuer, and convertible securities entitling the Subscriber to acquire an additional __________ common shares in the capital of the Issuer.

Insider Status

The Subscriber either [check appropriate box]:

is an “Insider” of the Issuer as defined in the Securities Act (British Columbia); or
is not an Insider of the Issuer.

Registrant Status

The Subscriber either [check appropriate box]:

is a “Registrant” as defined in the Securities Act (British Columbia); or
is not a “Registrant”.

U.S. Purchaser Status

The Subscriber either [check appropriate box]:

is a “U.S. Purchaser” as defined in the Terms and Conditions below; or
is not a “U.S. Purchaser”.

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

DATED as of December 18, 2020.

NIOCORP DEVELOPMENTS LTD.

Per:	/s/ Neal S. Shah
Authorized Signatory

NIOCORP DEVELOPMENTS LTD.

SUBSCRIPTION FOR CONVERTIBLE NOTE AND WARRANTS

INSTRUCTIONS

To properly complete this Subscription Agreement, you must:

(1)	Complete and execute the first two pages.

(2)	Confirm, in accordance with Section 4(b) of the Terms and Conditions of Subscription attached hereto, that you are purchasing the Convertible Note and Warrants in exchange for the settlement of a bona fide debt in accordance with section 2.14 of NI 45-106.

(3)	Complete and execute Schedule A – Regulation S Certificate.

Procedure and Delivery:

The signed Subscription Agreement, including all required schedules, should be filled out, signed and delivered at such time, date or place as the Subscriber may be advised to:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO
80112
Attn: John F. Ashburn, Jr.

email: jashburn@niocorp.com

 iv

TERMS AND CONDITIONS OF SUBSCRIPTION

CONVERTIBLE NOTE AND WARRANTS OF NIOCORP DEVELOPMENTS LTD.

1.	Definitions and Interpretation

(a)	In this Subscription Agreement, unless the context required otherwise:

(i)	“1933 Act” means the United States Securities Act of 1933, as amended;

(ii)	“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

(iii)	“Business Day” means a day other than a Saturday, Sunday or a holiday on which principal chartered banks located in Vancouver, British Columbia are not open for business;

(iv)	“Closing” has the meaning set forth in section 3;

(v)	“Closing Date” means such date as may be determined by the Issuer;

(vi)	“Closing Time” means such time as may be determined by the Issuer;

(vii)	“Exchange” means the Toronto Stock Exchange;

(viii)	“FSE” means the Frankfurt Stock Exchange;

(ix)	“Insider” has the meaning set forth in section 1(1) of the B.C. Act;

(x)	“Issuer” means NioCorp Developments Ltd.;

(xi)	“NI 45-106” means National Instrument 45-106 Prospectus Exemptions published by the Canadian Securities Administrators;

(xii)	“Offering” means the offering by the Issuer of the Convertible Note and the Warrants to the Subscriber;

(xiii)	“OTCQX” means the OTC Markets Group’s OTCQX exchange;

(xiv)	“Parties” means collectively, the Subscriber and the Issuer and “Party” means any one of them, as the context requires;

(xv)	“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, fund, unincorporated organization or association and every other form of legal or business entity of whatsoever nature or kind, and pronouns have a similar extended meaning;

(xvi)	“Personal Information” means any information about a person (whether individual or otherwise) and includes information contained in this Subscription Agreement, including the Schedules incorporated by reference herein;

(xvii)	“Qualifying Jurisdictions” means the Provinces of British Columbia, Alberta, Saskatchewan, Ontario and New Brunswick;

(xviii)	“Regulatory Authorities” has the meaning set forth in section 4;

(xix)	“Securities Commissions” means, collectively, the securities commissions or other securities regulatory authorities in the Qualifying Jurisdictions;

(xx)	“Securities” means, collectively, the Convertible Note, the Note Shares, the Warrants and the Warrant Shares;

(xxi)	“Securities Laws” means the applicable Canadian provincial securities laws and United States federal and state securities laws and all applicable rules, regulations, notices and policies promulgated or published thereunder together with all applicable and legally enforceable published policy statements, policies, rules, blanket orders, rulings and notice of applicable securities regulatory authorities, as well as the published policies and rules of the Exchange;

(xxii)	“Subscriber” means the subscriber for the Convertible Note and the Warrants as set out on the face page of this Subscription Agreement;

(xxiii)	“Subscription Agreement” or “Agreement” means this subscription agreement (including the schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular section or clause; and the expression “section” or “clause” followed by a number or letter means and refers to the specified section or clause of this Subscription Agreement;

(xxiv)	“Taxes” means all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto;

(xxv)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(xxvi)	“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S promulgated under the 1933 Act;

(xxvii)	“U.S. Purchaser” is (a) any U.S. Person, (b) any person purchasing securities for the account or benefit of any U.S. Person or person in the United States, (c) any person who receives or received an offer to acquire the Securities while in the United States, and (d) any person who is, or whose authorized signatory is, in the United States at the time such person's buy order was made or this Subscription Agreement was executed or delivered;

(b)	Time is of the essence of this Agreement.

(c)	This Agreement is to be read with all changes in gender or number as required by the context.

(d)	The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

(e)	In this Agreement, unless otherwise stated, all references to “$” and “C$” are references to Canadian dollars (the lawful currency of Canada) and US$ refers to United States dollars (the lawful currency of the United States of America).

2.	Subscription for the Convertible Note and the Warrants; Set-off of Subscription Price

(a)	The Subscriber hereby confirms its irrevocable subscription for the Convertible Note and the Warrants from the Issuer, on and subject to the terms and conditions set out in this Subscription Agreement, for the subscription price of US$1,803,925, which amount will be set-off against the amount owing of US$1,803,925 (or US$1,871,621 inclusive of an implied 5% interest rate for the term of the Convertible Note) (the “Amount Owing”) from the Issuer to the Subscriber pursuant to the letter agreement between Elk Creek Resources Corp., a wholly owned subsidiary of the Issuer, and the Subscriber dated February 7, 2018 regarding the review and update of the mining method and extraction infrastructure concepts for the Elk Creek Project (the “Consulting Agreement”), the payment obligations of which have been assumed by the Issuer, and the Convertible Note and the Warrants will be issued in full and final satisfaction of the Amount Owing under the Consulting Agreement or otherwise. The Subscriber acknowledges that upon acceptance by the Issuer of this Subscription Agreement, the Subscription Agreement will constitute a binding obligation of the Subscriber, subject to the terms and subject to the conditions set out in this Subscription Agreement.

(b)	The Convertible Note and the Warrants will be issued and registered in the name of the Subscriber as per the instructions on the face page of this Subscription Agreement.

3.	Closing

Delivery and sale of the Convertible Note and the Warrants will be completed (the “Closing”) at the offices of Blake Cassels & Graydon LLP, 595 Burrard Street, Vancouver, British Columbia at the Closing Time or at such other place and time as the Issuer may elect on such date or dates to be determined by the Issuer. Closing of the Offering will only occur if, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Issuer and Subscriber, including receipt by the Issuer of a completed Subscription Agreement for the Convertible Note and the Warrants sold pursuant to the Offering.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Issuer to the Subscriber of certificates representing the Convertible Note and the Warrants) have not been complied with to the satisfaction of the Issuer and Subscriber, the Issuer and the Subscriber will have no further obligations under this Subscription Agreement.

4.	Conditions of Closing

This Subscription Agreement shall be subject to acceptance by the Issuer and approval by the Exchange and any other stock exchange or regulatory authority having jurisdiction with respect to the Issuer (collectively, the “Regulatory Authorities”).

The Subscriber acknowledges and agrees that the obligations of the Issuer hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112
Attn: John F. Ashburn, Jr.
email: jashburn@niocorp.com

(b)	the Subscriber hereby confirms that it is purchasing Securities in exchange for the settlement of a bona fide debt in accordance with section 2.14 of National Instrument 45-106;

(c)	the Subscriber having properly completed, signed and delivered the Regulation S Certificate attached as Schedule A hereto;

(d)	the Issuer having accepted this Subscription Agreement;

(e)	all necessary regulatory and conditional Exchange approvals having been obtained by the Issuer; and

(f)	the Subscriber having properly completed, signed and delivered a termination agreement with respect to the termination of the Consulting Agreement in a form satisfactory to the Issuer.

The Issuer acknowledges and agrees that it is a further condition of Closing for the Issuer to deliver electronic copies of the Convertible Note and the Warrants with originals to follow within five (5) Business Days after the Closing Time. Until such electronic delivery of the Convertible Note and the Warrants to the Subscriber, all other closing documentation shall be held in escrow and either (i) all closing documentation shall be released on confirmation of such electronic delivery and Closing shall be deemed to have occurred at the Closing Time or (ii) if such electronic delivery is not completed, all Closing documentation shall be returned to the persons who executed same and Closing shall be deemed not to have occurred. The Issuer shall further deliver the Note Shares issuable on the exercise of conversion of part of the Convertible Note to be converted in accordance with Section 6(y) hereof immediately following the Closing Time, to the Subscriber within five (5) Business Days after the Closing Time.

5.	Representations, Warranties and Covenants of the Issuer

The Issuer represents and warrants to the Subscriber, and acknowledges that the Subscriber is relying upon such representations and warranties in connection with the transactions contemplated herein, that:

(a)	the Issuer is a valid and subsisting corporation incorporated and in good standing under the laws of British Columbia;

(b)	the Issuer is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(c)	this Subscription Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has or will have by the Closing full corporate power and authority to undertake the Offering;

(d)	the common shares of the Issuer are, and will continue to be as of the Closing Date, listed and posted for trading on the Exchange;

(e)	the Issuer will apply to, and use commercially reasonable efforts to obtain the listing of the Note Shares and Warrant Shares issuable under the Offering on, the Exchange;

(f)	the Issuer will use commercially reasonable efforts to assist the Subscriber to remove restrictive legends from the certificates for the Securities, to the extent permissible under Securities Laws;

(g)	the Issuer has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

(h)	no order ceasing or suspending trading in the securities of the Issuer or prohibiting sale of its securities has been issued to the Issuer or its directors, officers or promoters;

(i)	the Issuer is a “reporting issuer” in the provinces of British Columbia, Alberta, Saskatchewan, Ontario and New Brunswick and is not included on the list of defaulting reporting issuers issued by the securities regulators in those jurisdictions;

(j)	upon conversion of the Convertible Note, the Note Shares will be validly issued and outstanding as fully paid and non-assessable common shares in the capital of the Issuer;

(k)	upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued and outstanding as fully paid and non-assessable common shares in the capital of the Issuer;

(l)	the Issuer will reserve or set aside sufficient shares in its treasury to issue the Note Shares and Warrant Shares;

(m)	there is no “material fact” or “material change” (as those terms are defined in applicable Securities Laws) in the affairs of the Issuer that has not been generally disclosed to the public; and

(n)	this Subscription Agreement constitutes a binding and enforceable obligation of the Issuer, enforceable in accordance with its terms.

6.	Representations, Warranties, Covenants and Acknowledgements of the Subscriber

By executing this Subscription Agreement, the Subscriber represents, warrants, covenants and acknowledges to and with the Issuer (and acknowledges that the Issuer is relying thereon) that:

Authorization and Effectiveness

(a)	if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof;

(b)	if the Subscriber is a partnership, syndicate or other unincorporated form of organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and perform its covenants and obligations hereunder and has obtained all necessary approvals thereof;

(c)	this Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber, and, when accepted by the Issuer, will constitute a legal, valid and binding obligation enforceable against the Subscriber in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(d)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Convertible Note and the Warrants and the completion of the transactions contemplated hereby will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other applicable law, any agreement to which the Subscriber is a party or any applicable regulation, judgment, decree, order or ruling;

(e)	the Subscriber is not one of a combination of shareholders of the Issuer or investors in the Offering (including by acting jointly or in concert with any such shareholder or investor) as a consequence of which the issuance of Securities to the Subscriber hereunder (assuming the exercise of any convertible securities of the Issuer currently held by the Subscriber and any such other shareholders or investors) will result in, or be part of a transaction that will result in, the creation of a new “Insider” or “Control Person” of the Issuer under the policies of the Exchange and Securities Laws;

Residence

(f)	the Subscriber is a resident of, or is otherwise subject to the laws of, the jurisdiction disclosed under “Subscriber’s Address” on the face page of this Subscription Agreement, and that such address is the place of business of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities and was not created or used solely for the purpose of acquiring the Securities;

Eligibility to Purchase under Prospectus Exemption

(g)	the Subscriber is eligible to purchase the Securities pursuant to an exemption from the prospectus requirements of the Securities Laws by purchasing Securities in exchange for the settlement of a bona fide debt in accordance with section 2.14 of National Instrument 45-106;

No Prospectus or Undisclosed Information

(h)	the Subscriber understands that the sale of the Securities is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or to deliver an offering memorandum, and no prospectus has been filed by the Issuer with any Regulatory Authority in any jurisdiction in connection with the issuance of the Securities. As a result of acquiring the Securities pursuant to such exemptions:

(i)	certain protections, rights and remedies provided by the Securities Laws, including under the B.C. Act, including certain statutory rights of rescission or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus or registration statement, may not be available to the Subscriber;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Subscriber may not receive certain information that would otherwise be required to be given under the Securities Laws, including under the B.C. Act; and

(iv)	the Issuer is relieved from certain obligations that would otherwise apply under the Securities Laws, including under the B.C. Act;

(i)	the Subscriber has not received or been provided with a prospectus or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering. The Subscriber’s decision to subscribe for the Convertible Note and the Warrants was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to fact made by or on behalf of the Issuer and their respective directors, officers, employees, agents and representatives. The Subscriber’s decision to subscribe for the Convertible Note and the Warrants was based solely upon this Subscription Agreement, and information about the Issuer which is publicly available;

(j)	except for the Subscriber’s knowledge regarding its subscription for the Convertible Note and the Warrants hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in the applicable Securities Laws) in the affairs of the Issuer that has not been generally disclosed;

Investment Suitability

(k)	the Subscriber confirms that the Subscriber:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its subscription for the Convertible Note and the Warrants;

(ii)	is capable of assessing the proposed subscription of the Convertible Note and the Warrants as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Securities and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Securities;

(l)	the Subscriber understands and acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)	there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(v)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(vi)	that it may lose its entire investment in the Securities;

No Representations

(m)	the Subscriber confirms that neither the Issuer, nor any of its directors, employees, officers or affiliates have made any representations (written or oral) to the Subscriber:

(i)	regarding the future value of the Securities;

(ii)	that any person will resell or repurchase the Securities;

(iii)	that any person will refund the purchase price of the Securities other than as provided in this Subscription Agreement; or

(iv)	other than as described in Section 5(e), that any of the Issuer’s securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post any of the Issuer’s securities for trading on a stock exchange, other than the Issuer’s common shares on the Exchange, OTCQX or FSE;

Limitations on Resale

(n)	the Subscriber understands and acknowledges that:

(i)	the Securities will be subject to certain resale and transfer restrictions under applicable Securities Laws; and

(ii)	the Securities may be subject to certain resale and transfer restrictions under the rules and policies of the Exchange;

(o)	the Subscriber acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale and transfer restrictions, that it is solely responsible for complying with such restrictions and it agrees to comply with the restrictions referred to in paragraph (n) above and all other applicable resale and transfer restrictions. The Subscriber will comply with all applicable Securities Laws concerning the subscription, purchase, holding and resale of the Securities and will not resell any of the Securities except in accordance with the provisions of applicable Securities Laws. In this regard, the Subscriber acknowledges that the Issuer may be required to put the following legends on any certificates representing the Securities if issued prior to the expiry of the applicable hold period:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months plus one day after the Closing Date].”

“THE SECURITIES REPRESENTED HEREBY [for the Convertible Note include: AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF] [for the Warrants include: AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF NIOCORP DEVELOPMENTS LTD. (THE “COMPANY”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF ANY OFFER, SALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D), THE HOLDER HAS, PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, CERTIFICATION AND/OR OTHER EVIDENCE OF EXEMPTION, IN EACH CASE, REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES.”

[For the Convertible Note only: “THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONVERTED UNLESS THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”]

[For the Warrants only: “THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE EXERCISED UNLESS THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”]

(p)	the Subscriber acknowledges that it is responsible for obtaining its own legal, investment and other professional advice with respect to the resale restrictions, “hold periods” and legending requirements to which the Securities are or may be subject under the 1933 Act. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Issuer or its counsel with respect to such matters;

(q)	the Subscriber acknowledges and agrees that the Issuer shall make a notation on its records or give instructions to the transfer agent of the Subscriber’s Securities in order to implement the restrictions on transfer set out in the Subscription Agreement and applicable Securities Laws;

United States Securities Laws

(r)	the Subscriber acknowledges and agrees that the Subscriber has indicated above that the Subscriber is not a U.S. Purchaser, has executed and delivered Schedule A hereto (Regulation S Certificate) and hereby is deemed to have made the representations, warranties and acknowledgments contained therein as if set forth herein in full;

(s)	at the time the Subscriber was offered the Convertible Note and the Warrants, it was, and as of the date of this Subscription Agreement, it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the 1933 Act. The Subscriber is not, and is not required to be, registered as a broker or dealer under section 15 of the United States Securities Exchange Act of 1934, as amended.

No Financial Assistance

(t)	the Subscriber has not received or expects to receive any financial assistance from the Issuer directly or indirectly, in respect of the Subscriber’s purchase of the Securities;

Future Financings

(u)	the Subscriber acknowledges that the Issuer may complete additional financings in the future to develop the business of the Issuer and to fund its ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber;

No Advertising

(v)	the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display on the internet including but not limited to the Issuer’s website) or sales literature with respect to the distribution of the Securities or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

Other Documents

(w)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the subscription for and issuance of the Securities;

Initial Subscriber Conversion

(x)	the Subscriber confirms that, immediately following the Closing Time on the Closing Date, the Subscriber shall deliver to the Issuer a conversion notice (in the form attached as Exhibit “A” of the Convertible Note) electing to convert US$450,000 of the Convertible Note into Note Shares in accordance with the terms and conditions of the Convertible Note.

Subscriber’s Responsibility for Legal and Financial Advice

(y)	the Subscriber confirms that it is responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including the suitability of the Securities as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Securities, and the resale restrictions and “hold periods” to which the Securities are or may be subject under Securities Laws. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Issuer or its counsel with respect to such matters; and

(z)	the Subscriber acknowledges that the Issuer’s counsel is acting solely as counsel to the Issuer and not as counsel to the Subscriber.

7.	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement, including the Schedules hereto, are made with the intention that they may be relied upon by the Issuer in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Securities under Securities Laws. The Subscriber further agrees that by accepting the Securities, the Subscriber will be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect for the benefit of the Issuer as if they had been made by the Subscriber at the Closing Time and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect for the benefit of the Issuer notwithstanding any subsequent disposition by the Subscriber of any of the Securities.

8.	Indemnity

The Subscriber acknowledges that the Issuer and its counsel are relying upon the representations, warranties, covenants and acknowledgements of the Subscriber set forth herein (including the Schedules attached hereto) in determining the eligibility of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder to subscribe for Securities) to purchase Securities under the Offering, and hereby agrees to indemnify the Issuer and its directors, officers, employees, advisers, affiliates, shareholders and agents (including their legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties, acknowledgements and covenants. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein that occurs prior to the Closing Time.

9.	Subscriber’s Costs

The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Securities to the Subscriber will be borne by the Subscriber.

10.	Consent to the Disclosure of Information

This Agreement and the attachments hereto require the Subscriber to provide certain Personal Information to the Issuer. Such information is being collected by the Issuer for the purposes of completing the Offering of the Securities, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Subscriber’s Securities under applicable Securities Laws, preparing and registering any certificates representing the Subscriber’s Securities to be issued to the Subscriber, completing filings required by any stock exchange or securities regulatory authority, indirect collection of information by the applicable stock exchange or Regulatory Authority under authority granted in applicable securities legislation and the administration and enforcement of the securities legislation of an applicable jurisdiction by the applicable Regulatory Authority. The Subscriber acknowledges that the Subscriber’s Personal Information, including details of its subscription hereunder, will be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities; (b) the Issuer’s registrar and transfer agent; and (c) any of the other agents or representatives of the Issuer, including legal counsel to the Issuer; and may be disclosed by the Issuer to (d) the Canada Revenue Agency; and (e) any other person to whom it is required to disclose such information under applicable legislation or authority. By executing this Subscription Agreement, the Subscriber consents to and authorizes the foregoing collection, use and disclosure of the Subscriber’s Personal Information. The Subscriber also consents to and authorizes the filing of copies or originals of any of this Subscription Agreement (including attachments) below as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. In addition, the Subscriber consents to and authorizes the collection, use and disclosure of all such Personal Information by the Exchange and other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The contact information for the officer of the Issuer who can answer questions about this collection of information is as follows:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112
Attn: John F. Ashburn, Jr.
email: jashburn@niocorp.com

The Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Tel: (416) 593-8086

11.	Miscellaneous

(a)	This Subscription Agreement and all related agreements between the Parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia, without reference to its rules governing the choice or conflict of laws. The Parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Subscription Agreement.

(b)	The Subscriber and the Issuer agree that they each will execute or cause to be executed and delivered all such further and other documents and assurances, and do and cause to be done all such further acts and things as may be necessary or desirable to give effect to this Subscription Agreement and without limiting the generality of the foregoing to do all acts and things, execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by all applicable Regulatory Authorities or as may be required from time to time under applicable Securities Laws.

(c)	This Subscription Agreement, which includes any interest granted or right arising under this Subscription Agreement, may not be assigned or transferred, without the written consent of the other Parties.

(d)	Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the Parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

(e)	Any notice or other communication to be given hereunder shall, in the case of notice to be given to:

the Issuer, be addressed to:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112

Attn: John F. Ashburn, Jr.
email: jashburn@niocorp.com

with a copy to the Issuer’s counsel:

Blake, Cassels & Graydon LLP
2600-595 Burrard Street
Vancouver, BC V7X 1L3

Attention:         Bob Wooder
Email:               bob.wooder@blakes.com

or to such other address, email address or person that the Party designates by notice given in accordance with the foregoing provisions. Any such notice: (i) if delivered personally or by courier, will be deemed to have been given and received on the date of such delivery provided that if such day is not a Business Day then it will be deemed to have been given and received on the first Business Day following such day; and (ii) if transmitted by email or other form of electronic communication, will be deemed to have been given on the date of transmission if sent before 5:00 p.m. (Vancouver time) on a Business Day or, if not before 5:00 p.m. (Vancouver time), on the first Business Day following the date of transmission provided that the sender has evidence of a successful transmission such as a confirmation or electronic delivery receipt.

(f)	All representations, warranties, agreements and covenants made or deemed to be made by the Issuer and the Subscriber herein will survive the execution and delivery, and acceptance, of this offer and the closing of the issue of the Securities contemplated hereby.

(g)	Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the Party against whom any waiver, change, discharge or termination is sought.

(h)	This Subscription Agreement shall enure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators and successors but otherwise cannot be assigned.

(i)	This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or PDF or other electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document. If less than a complete copy of this Subscription Agreement is delivered to the Issuer by the Subscriber (other than the execution pages of this Subscription Agreement required to be executed by the Subscriber), the Issuer and its advisors are entitled to assume, and the Subscriber shall be deemed to have represented and warranted to the Issuer, that the Subscriber accepts and agrees to all of the terms and conditions of the pages of this Subscription Agreement that are not delivered, without any alteration.

(j)	The Parties hereto confirm their express wish that this Subscription Agreement and all documents and agreements directly or indirectly relating hereto be drawn up in the English language. Les Parties reconnaissent leur volonté expresse que la présente convention de souscription ainsi que tous les documents et contrats s'y rattachant directement ou indirectement soient rédigés en anglais.

SCHEDULE A

REGULATION S CERTIFICATE

THE SECURITIES TO WHICH THE SUBSCRIPTION AGREEMENT RELATES AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE 1933 ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT. THE SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED THEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

In connection with the undersigned’s (the “Subscriber”) subscription for the Convertible Note and the Warrants of the Issuer (collectively with the Note Shares and the Warrant Shares, the “Securities”) by executing this Regulation S Certificate, the Subscriber represents, warrants and covenants to and with the Issuer as follows (capitalized terms used herein and not otherwise defined shall have the meaning given in the Subscription Agreement to which this Regulation S Certificate is attached):

(a)	the Subscriber understands that the Securities have not been and will not be, prior to distribution, registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States and that the offer and sale of the Securities to it will be made in reliance upon an exclusion from the registration requirements of the 1933 Act under Regulation S thereunder (“Regulation S”);

(b)	the Subscriber is purchasing the Securities for its own account for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, it is not an underwriter, agent, dealer or “Distributor” as defined in Rule 902(d) of Regulation S or has any intention to distribute either directly or indirectly any of the Securities in the United States or to, or for the account or benefit of, a U.S. person (as defined in Regulation S, a “U.S. Person”) or person in the United States; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(c)	the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and is able, without impairing its financial condition, to hold such Securities for an indefinite period of time and to bear the economic risks of, and withstand a complete loss of, such investment;

(d)	the Subscriber is not a U.S. Person;

(e)	(A) the Subscriber is not resident in the United States and is not purchasing the Securities for the account or benefit of a U.S. Person or person in the United States, (B) the Securities were not offered to it in the United States and (C) at the time its buy order was made and the Subscription Agreement was executed, it (or its authorized signatory) were outside the United States;

(f)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(g)	the Subscriber did not receive the offer to purchase the Securities as a result of, nor will it engage in, any directed selling efforts (as defined in Regulation S);

(h)	the Subscriber agrees not to engage in hedging transactions in the Securities except in compliance with the 1933 Act;

(i)	the Subscriber agrees that prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the 1933 Act with regard to the Securities, it will not offer, sell or transfer, directly or indirectly, any of the Securities except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption from registration under the 1933 Act;

(j)	the Subscriber understands and acknowledges that the Securities are “restricted securities” within the meaning of Rule 144 under the 1933 Act, and that if in the future it decides to offer, resell, pledge or otherwise transfer any of such securities, such securities may be offered, resold, pledged or otherwise transferred, directly or indirectly, only (a) to the Issuer; (b) pursuant to an effective registration statement under the 1933 Act; (c) in accordance with Rule 144 under the 1933 Act, if available, and, in each case, in compliance with any applicable securities laws of any state of the United States; or (d) pursuant to another exemption from the registration requirements under the 1933 Act and any applicable securities laws of any state of the United States, after providing an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to the Issuer, to the effect that the proposed transfer may be effected without registration under the 1933 Act, a certificate, in form and substance reasonably satisfactory to the Issuer, to such effect and/or other evidence of exemption reasonably satisfactory to the Issuer to such effect;

(k)	the Subscriber acknowledges and agrees that the Issuer is hereby bound by this Agreement and its agreements with its transfer agent to refuse to register any transfer of the Securities not made in accordance with Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption from registration under the 1933 Act and in compliance with any applicable local laws and regulations; the Subscriber consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein;

(l)	the Subscriber acknowledges that upon the issuance of the Securities, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months plus one day after the Closing Date].”

“THE SECURITIES REPRESENTED HEREBY [for the Convertible Note include: AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF] [for the Warrants include: AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF NIOCORP DEVELOPMENTS LTD. (THE “COMPANY”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF ANY OFFER, SALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D), THE HOLDER HAS, PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, CERTIFICATION AND/OR OTHER EVIDENCE OF EXEMPTION, IN EACH CASE, REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES.”

If any of the Securities are being sold pursuant to clause (C) in the legend above, the legend may be removed by delivery to Computershare Investor Services Inc. of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer, a certificate in form and substance reasonably satisfactory to the Issuer and/or other evidence of exemption reasonably satisfactory to the Issuer, in each case, to the effect that the legend is no longer required under applicable requirements of the 1933 Act;

(m)	the Subscriber acknowledges that the Convertible Note and the Warrants may not be converted or exercised, as applicable, unless exemptions are available from the registration requirements of the 1933 Act and the securities laws of all applicable states of the United States, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer to such effect, a certificate in form and substance reasonably satisfactory to the Issuer to such effect and/or other evidence of exemption reasonably satisfactory to the Issuer to such effect; provided that a holder of the Convertible Note or the Warrants will not be required to deliver an opinion of counsel in connection with its due conversion of the Convertible Note or due exercise of the Warrants purchased pursuant to the Offering, for its own account or for the account of the original beneficial purchaser, if any, at a time when the holder and such original beneficial purchaser, if any, are outside the United States, are not U.S. Persons and are not exercising on behalf of U.S. Persons or persons in the United States and its representations and warranties contained in this Regulation S Certificate remain true and correct with respect to the conversion of the Convertible Note or the exercise of the Warrants and the holder represents to the Issuer as such.

(n)	Upon the original issuance of the Convertible Note and until such time as is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Convertible Note and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONVERTED UNLESS THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”

(o)	Upon the original issuance of the Warrants and until such time as is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE EXERCISED UNLESS THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”

(p)	the Subscriber acknowledges that the Issuer is not a “foreign issuer” as defined in Regulation S and therefore, pursuant to Rule 905 of Regulation S, the United States securities law legend set forth above may not be removed from certificates representing the Securities upon any resale made pursuant to Rule 903 or 904 of Regulation S; therefore the certificates representing the Securities which bear such legend may not constitute “good delivery” in settlement of transactions on stock exchanges;

(q)	the Subscriber understands that (i) the Issuer may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), (ii) if the Issuer is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the 1933 Act may not be available for resales of the Securities, and (iii) except as set forth in the Subscription Agreement, the Issuer is not obligated to make Rule 144 under the 1933 Act available for resales of the Securities;

(r)	the Subscriber has been independently advised as to the applicable hold period and restrictions with respect to trading imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides, and confirms that no representation has been made respecting the applicable hold periods for such Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell any of the Securities except in accordance with applicable securities legislation and regulatory policy; and

(s)	the Subscriber understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that the they may be relied upon by the Issuer, in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Convertible Note and the Warrants.

The Subscriber undertakes to notify the Issuer immediately at the principal offices of the Issuer of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

The Issuer shall be entitled to rely on delivery of a facsimile or PDF copy of this Regulation S Certificate.

DATED this 18th day of December, 2020.

Nordmin Engineering Ltd.
(Name of Subscriber - please print)

By:	Chairman
(Official Capacity or Title - please print)

/s/ Chris Dougherty
Authorized Signature

Chris Dougherty
(Please print name of individual whose signature appears above.)